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                            PERFORMANCE FUNDS TRUST

                     THE SHORT TERM GOVERNMENT INCOME FUND
                  THE INTERMEDIATE TERM GOVERNMENT INCOME FUND
                                THE EQUITY FUND
                            THE MID CAP GROWTH FUND

     Supplement dated December 15, 1995 to Consumer Service Class Prospectuses dated September 29, 1995 and related Statements of Additional Information.

     The following Supplement is provided to update and should be read in conjunction with the information provided in the Prospectuses and related Statements of Additional Information.

     Effective December 15, 1995, and until further notice, the sales load for the Consumer Service Class of each of the above-mentioned Funds will be eliminated.

December 15, 1995